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                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                               18 U.S.C. Section 1350,
                             AS ADOPTED PURSUANT TO
                    Section 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of American I.R. Technologies, Inc. (the Company) for the quarterly period ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), Ron Allen Ryan, Chief Executive Officer, and R.A. Moss, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Ron Allen Ryan
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Chief Executive Officer
October 17, 2002


/s/  R.A. Moss
-------------------------------------------------------
Chief Financial Officer
October 17, 2002



This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.




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